Exhibit 99.1

 Community Bank Shares of Indiana, Inc. A NASDAQ Traded Company - Symbol CBIN Sterne Agee Financial Institutions Investor Conference Investor Presentation February 11 – 13, 2015 “Achieving Financial Goals with Exceptional People and Exceptional Service”

Safe Harbor Statement for Forward-Looking Statements This investor presentation may contain forward-looking statements within the meaning of the federal securities laws. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the federal securities laws. These statements are not historical facts, but rather statements based on our current expectations regarding our business strategies and their intended results and our future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends,” “may,” “could,” “should” and similar expressions. Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to our actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by our subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; costs of integrating acquired operations and realizing benfefits of the acquisition and other factors disclosed periodically in our filings with the Securities and Exchange Commission. Because of the significant risks and uncertainties inherent in forward-looking statements, readers should not place undue reliance on them, whether included in this report or made elsewhere from time to time by us or on our behalf. Our forward-looking statements are made as of the date of the presentation and we assume no obligation to update any forward-looking statements or the reasons why actual results could differ from those contained in such forward-looking statements. Page|2

Source: SNL Financial; Company management. Financial data as of December 31, 2014. Market data as of February 4, 2015. (1) Net interest margin is reported on a fully taxable-equivalent basis. Company Profile Page|3 Market Data Shares Outstanding 5.4 million Market Cap $145.2 million Price per Share $27.00 Dividend Yield 1.8% Price / Tg. Book Value 131.4% Price / LTM EPS 11.0x Financial Highlights Assets $888.7 million Loans, Net $597.1 million Deposits $650.9 million Tg. Equity $98.9 million Tg. Common Equity $70.9 million TE / TA 11.13% TCE / TA 7.97% 2014 Net Income $9.0 million Net Income Avail. to Common $8.6 million ROAA 1.04% ROACE 13.56% NPAs / Assets 1.35% NIM (1) 4.25% Cost of Funds 0.34% Experienced Management Team Name, Title Yrs. Experience James D. “Jim” Rickard, President & CEO 40 Paul A. Chrisco, EVP & CFO 22 Michael K. Bauer, EVP & Chief Credit Officer 31 Kevin J. Cecil, EVP, President & CEO of Your Community Bank 38

Experienced Management Team Page|4 James D. “Jim” Rickard, Director, President & CEO 40 years of banking experience - more than 26 years as a Chief Executive Officer Serves on numerous boards and is the past Chairman of the Board of Directors of Baptist Health Kentucky Paul A. Chrisco, EVP & CFO 22 years of banking experience 18 years of total experience with CBIN; 13 years as Chief Financial Officer Michael K. Bauer, EVP & Chief Credit Officer 30 years of banking experience Active board member and past chairman of the Indiana Bankers Association Member of the National Regulatory Review Committee for the Independent Community Bankers of America Kevin J. Cecil, EVP - President of Indiana Market Division 37 years of banking experience President & CEO of Your Community Bank and Chief Lending Officer

Jennings Jackson Washington Clark Jefferson Oldham Floyd Scott Jefferson Bullitt Spencer Shelby Franklin Scott Fayette Hardin Hart Larue Marion Washington Anderson Woodford Jessamine Nelson Harrison Meade Pro Forma Franchise Overview Circle size indicates total deposit amount at each branch location: $0 – $12.8MM per branch $12.9MM – $33.2MM per branch > $33.2MM per branch Source: SNL Financial; FDIC. Deposit data as of June 30, 2014. Page|5 Deposit Market Share Summary by County Mercer County Rank Branches Deposits ($000) Market Share (%) Hardin, KY 2 5 278,380 18.76 Clark, IN 2 5 232,626 15.54 Floyd, IN 3 7 224,005 17.05 Jefferson, KY 12 7 147,016 0.88 Bullitt, KY 3 3 134,440 18.82 Meade, KY 2 2 129,989 43.44 Scott, IN 1 4 122,593 45.99 Nelson, KY 5 4 82,438 11.71 Fayette, KY 19 3 32,712 0.51 Hart, KY 3 1 31,391 14.77 Total 41 1,415,590

Pro Forma Deposit Market Share by MSA

Louisville/Jefferson County, KY-IN

2014 Rank	Institution (ST)	# of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	PNC Financial Services Group (PA)	63	5,380,620	23.36
2	JPMorgan Chase & Co. (NY)	44	3,654,040	15.86
3	Fifth Third Bancorp (OH)	42	2,338,594	10.15
4	Stock Yards Bancorp Inc. (KY)	28	1,797,873	7.80
5	Republic Bancorp Inc. (KY)	23	1,711,250	7.43
6	BB&T Corp. (NC)	27	1,340,106	5.82
7	**Community Bank Shares of IN (IN)**	**26**	**860,680**	**3.74**
8	U.S. Bancorp (MN)	27	774,673	3.36
9	Commonwealth Bancshares Inc. (KY)	14	609,712	2.65
10	Porter Bancorp Inc. (KY)	7	468,338	2.03
	Total For Institutions In Market	**430**	**23,037,667**	

Elizabethtown-Fort Knox, KY

2014 Rank	Institution (ST)	# of Branches	2014 Deposits ($000)	2014 Market Share (%)
1	**Community Bank Shares of IN (IN)**	**7**	**408,369**	**19.72**
2	First Cecilian Bancorp Inc. (KY)	9	362,970	17.53
3	Farmers Capital Bank Corp. (KY)	4	210,202	10.15
4	Meade Bancorp Inc. (KY)	3	149,423	7.22
5	Magnolia Bancshares Inc. (KY)	4	126,136	6.09
6	Hambac Inc. (KY)	3	122,927	5.94
7	PNC Financial Services Group (PA)	3	113,802	5.50
8	JPMorgan Chase & Co. (NY)	3	109,429	5.29
9	Kentucky National Bancorp Inc (KY)	3	100,378	4.85
10	First Breckinridge Bcshs Inc (KY)	5	83,717	4.04
	Total For Institutions In Market	**56**	**2,070,539**	

Lexington-Fayette, KY

2014 Rank	Institution (ST)	# of Branches	2014 Deposits ($000)	2014 Market Share (%)
2	JPMorgan Chase & Co. (NY)	17	1,250,157	14.12
3	Fifth Third Bancorp (OH)	13	1,034,656	11.69
4	PNC Financial Services Group (PA)	16	706,367	7.98
5	Traditional Bancorp. Inc. (KY)	7	628,446	7.10
6	Kentucky Bancshares Inc. (KY)	11	423,283	4.78
7	BB&T Corp. (NC)	8	418,027	4.72
8	Farmers Capital Bank Corp. (KY)	13	392,461	4.43
9	Community Trust Bancorp Inc. (KY)	11	319,477	3.61
10	Whitaker Bank Corp. of KY (KY)	9	288,705	3.26
27	**Community Bank Shares of IN (IN)**	**3**	**32,712**	**0.37**
	Total For Institutions In Market	**186**	**8,853,777**	

Source: SNL Financial; FDIC. Deposit data as of June 30, 2014.
Note: Market share data for selected MSAs.

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Source: SNL Financial. Deposit data as of June 30, 2014. Pro Forma Market Demographics Our expansive branch network across the greater Louisville, Elizabethtown, and Lexington metro areas provide us access to flourishing markets containing almost 2 million people Page|7 Market # of Branches Deposits ($000) Market Share (%) Market Rank 2014 Change 2010-2014 (%) Projected Change 2014-2019 (%) 2014 ($) Projected Change 2014-2019 (%) MSA Louisville/Jefferson County, KY-IN 26 860,680 3.7 7 1,260,755 2.0 2.4 48,984 6.7 Elizabethtown-Fort Knox, KY 7 408,369 19.7 1 150,437 1.4 1.2 48,615 12.3 Bardstown, KY 4 82,438 11.7 5 44,808 3.2 3.3 44,873 4.7 Lexington-Fayette, KY 3 32,712 0.4 27 493,622 4.6 4.7 48,840 6.2 MSA Totals or Weighted Averages 40 1,384,199 1,949,622 2.0 2.2 48,627 8.2 Non-MSA Counties Hart, KY 1 31,391 14.8 3 18,461 1.4 1.9 33,311 7.1 2014 Population Median HH Income

Pro forma data as of 12/31/2014 and includes relevant estimated purchase accounting adjustments. Company on the Move Page|8 Acquisition of NCF Bank & Trust in Bardstown, KY 1998 1934 Bank opens as First Federal S&LA of New Albany 1991 Community Bank Shares of Indiana established as the nation’s first mutual holding company 1995 Company listed on the NASDAQ under ticker symbol: CBIN 2013 FDIC-acquisition of First Federal Bank in Lexington, KY 2006 Acquisition of Scott County State Bank in Scottsburg, IN 1996 Converted from Federal to State charter Operating name of lead bank changed to Your Community Bank 2005 Jim Rickard named President & CEO (1) 2000 Represents a calendar year in which CBIN achieved record earnings. 2015 Acquisition of First Financial Service Corp. acquired on January 1, 2015 1994 1998 2000 2003 2005 2006 2010 2011 2012 2013 2014 Pro Forma (1) Net Income ($mm): $1.6 $2.4 $2.7 $2.3 $3.7 $4.1 $7.0 $7.4 $7.7 $8.7 $9.0 Total Assets ($mm): $205 $332 $416 $521 $665 $817 $801 $797 $820 $847 $889 $1,647 Total Deposits ($mm): $174 $213 $258 $341 $465 $550 $619 $581 $625 $644 $651 $1,355 No. of Branches: 6 8 10 15 16 21 21 21 21 24 24 41 Significant Financial Milestones

2014 Highlights Page|9 Franchise Growth We are committed to acting on growth opportunities that make strategic sense both through acquisition and organically On January 1, 2015 we acquired First Financial Service Corporation of Elizabethtown, KY Added 17 new branches that complement CBIN’s existing northern Metro Louisville footprint Approximately $760 million in assets acquired $400 million in gross loans after estimated fair value adjustments $700 million in deposits Awards & Recognition 2014 Best Places to Work in Kentucky, First Place in Medium Co. Category (150-400 employees) 2014 Best Places to Work in Indiana, Fourth Place in Medium Co. Category (75-249 employees) Among top-performing, publicly traded community banks under $2bn in assets (ranked #2 in Indiana for category) The American Banker magazine Based on average return on equity from 2012 to 2014 Received several awards in recognition of our strong corporate culture, which we believe drives our financial success Indiana Bankers Association, Indiana Chamber of Commerce, Business First Magazine, and more

(1) Net Interest Margin was impacted by $949,000 in accretion on purchased credit-impaired loans during 2014. 2014 Highlights - Continued Page|10 Summary Record earnings of $9.0 million in 2014 Net income available to common (after preferred dividend) of $8.6 million (or $2.46 per share) Net income available to common has increased 42% since 2011 Loan growth of 7.6% Non-interest bearing deposit growth of 6.9% Net interest margin expansion for the 6th consecutive year Increased quarterly dividend to $0.12 per share in 1Q 2014 Reduced nonperforming assets by 43% since 2011 Largely driven by a reduction in non-accrual loans (52%) Stockholders rewarded with 40% price appreciation in 2014 and a 1.8% dividend yield Performance Metrics Return on Avg. Assets: 1.04% Return on Avg. Common Equity: 13.56% NIM: 4.25% (1) Efficiency Ratio: 68.31% NPAs / Assets: 1.35%

Pro forma data as of 12/31/2014, excluding any prospective purchase accounting adjustments. First Federal Savings Bank of Elizabethtown loan data based on the 12/31/2014 call report. Page|11 Loan Composition – Historical and Pro Forma Consumer & Other 12/31/14 Loan Composition Pro Forma Loan Composition Balance % of Total Balance % of Total ($000) (%) ($000) (%) 42,848 7.0% 78,112 7.6% 183,837 30.0% 325,466 31.5% 34,850 6.0% 76,613 7.4% 112,405 19.0% 163,526 15.8% 100,632 17.0% 219,252 21.2% 123,727 20.0% 147,645 14.3% 5,276 1.0% 23,012 2.2% 603,575 100.0% 1,033,628 100.0% Commercial Consumer Total Loans 12/31/2014 Loan Type Construction & Land Dev. Residential Mort. Home Equity Historical Pro Forma 12/31/2014 Comm RE-Owner Occupied Non-Farm/Non-Residential Comm RE-Other Non-Farm/Non-Residential

Deposit Composition: 2000 vs Today Page|12 12/31/2000 12/31/2014 Total Deposits: $258 million 43% Non-Time Deposits Total Deposits: $651 million 80% Non-Time Deposits Reduced Proportion of Time Deposits by 37%

Pro forma data as of 12/31/2014, excluding any prospective purchase accounting adjustments. First Federal Savings Bank of Elizabethtown deposit data based on the 12/31/2014 call report. Deposit Composition: 2014Q4 vs Pro Forma Page|13 12/31/2014 Pro Forma as of 12/31/2014 Total Deposits: $651 million 80% Non-Time Deposits Total Deposits: $651 million 72% Non-Time Deposits Change in Deposit Mix Resulting From Acquisition of First Financial Service Corporation

Consistent Profitability Page|14 Earnings per Share ($) 8.6% CAGR

Improving Credit Quality Metrics Page|15 Non-Performing Assets as % of Total Assets NPAs Excluding TDRs

Improving Credit Quality Metrics Page|16 Non-Performing Assets ($000’s) Restructured Loans Non-Performing Loans Other Real Estate

Low Cost Deposit Base Page|17 Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $2.0bn. Cost of Deposits (%) CBIN Peer Group Media

Strong Net Interest Margin Page|18 Net Interest Margin (%) CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $2.0bn. Peer Group Media

 Return on Average Assets Return on Avg. Assets (%) Page|19 CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $2.0bn. Peer Group Media

Above Average Shareholder Returns Return on Avg. Common Equity (%) Page|20 CBIN Source: SNL Financial. Peer Group includes select publicly traded Midwest banks & thrifts with total assets from $750mm to $2.0bn. Peer Group Media

Source: SNL Financial. Market data as of 2/4/15. SNL U.S. Bank and Thrift includes all major exchange (NYSE, NYSE MKT, NASDAQ) banks and thrifts in SNL's coverage universe. Relative Stock Price Performance - Total Return Page|21 1-Year (since January 1, 2013) 3-Year (since January 1, 2011) CBIN: +42% SNL Bank Index: +4% CBIN generated a 42% return for its stockholders over the last year CBIN +210% SNL Bank Index: +93% During the last 3 years, CBIN has outperformed the SNL Bank & Thrift Index by 2.3x (1)

Looking Ahead to 2015 & Beyond Page|22 Integrate FFSB both operationally and culturally Continue to optimize all areas of our business to drive EPS growth Reduce and improve classified credits by executing problem asset resolution plans Focus on our legacy and acquired primary markets by: Fostering relationships in our communities, and Developing and strengthening profitable relationships Continue to strengthen our culture by investing in our people Be flexible so that we can take advantage of opportunities as they present themselves

Why Invest in CBIN? Experienced management team with a demonstrated history of strong and stable earnings Above average returns to common shareholders Net interest margin expansion while many companies have experienced NIM compression Demonstrated ability to grow the franchise organically and through acquisitions Strong core deposit base with a low cost of deposits Strong market share in core markets Most deposits and loans are located in growing metro areas Improving asset quality metrics Attractively priced stock relative to Peer Group Page|23

Thank you. Any Questions? Page|24

Appendix Page|25

Peer Group

Major exchange traded Midwest banks & thrifts with total assets from $750mm to $2.0bn and NPAs/Assets less than 4.0%

Company Identification				Balance Sheet (MRQ)			Profitability (LTM)				Asset Quality		Market Data				
	Company	Ticker	ST	Assets ($MM)	Loans / Deposits (%)	TCE / TA (%)	ROAA (%)	ROACE (%)	NIM (%)	Efficy. Ratio (%)	NPAs / Assets (%) (1)	LLR / Loans (%)	Mkt. Cap ($MM)	Price / TBV (%)	LTM E. (x)	15 E. (x)	Div Yld (%)
1	United Community Financial Corp.	UCFC	OH	1,834	86.5	13.1	2.8	23.4	3.1	84.9	1.3	1.5	270.8	112.8	5.5	20.0	0.7
2	MidWestOne Financial Group, Inc.	MOFG	IA	1,800	81.9	10.3	1.1	9.9	3.5	57.3	0.3	1.6	242.1	131.3	13.2	12.0	2.1
3	Waterstone Financial, Inc.	WSBF	WI	1,799	127.0	24.9	0.8	3.2	2.5	79.5	3.8	1.6	445.1	99.4	35.9	NA	1.5
4	Farmers Capital Bank Corporation	FFKT	KY	1,783	69.8	9.1	0.9	9.5	3.4	69.4	2.4	1.5	174.6	110.8	12.0	13.6	-
5	First Business Financial Services, Inc.	FBIZ	WI	1,629	89.0	7.8	1.0	11.8	3.6	58.3	1.1	1.1	192.6	152.0	12.7	10.8	2.0
6	West Bancorporation, Inc.	WTBA	IA	1,616	93.2	8.7	1.3	15.2	3.6	51.8	0.6	1.1	283.1	208.5	14.1	13.6	3.2
7	First Mid-Illinois Bancshares, Inc.	FMBH	IL	1,607	80.0	7.0	1.0	10.6	3.5	63.4	0.3	1.3	139.0	126.5	10.7	NA	2.9
8	Macatawa Bank Corporation	MCBC	MI	1,584	85.6	9.0	0.7	7.6	3.1	79.7	2.5	1.7	184.9	129.7	17.6	14.8	1.5
9	BankFinancial Corporation	BFIN	IL	1,465	97.7	14.6	2.8	22.6	3.4	80.1	1.3	1.0	246.7	115.1	5.8	27.8	1.4
10	Cass Information Systems, Inc.	CASS	MO	1,450	115.8	13.4	1.7	12.3	3.0	72.9	0.1	1.8	569.7	296.2	24.0	NA	1.7
11	MutualFirst Financial, Inc.	MFSF	IN	1,424	94.2	8.8	0.8	9.1	3.3	71.8	0.8	1.3	173.7	139.3	16.4	16.8	1.7
12	Pulaski Financial Corp.	PULB	MO	1,380	110.3	7.9	0.9	9.8	3.5	66.8	2.4	1.3	142.5	127.4	12.4	11.5	3.2
13	Ames National Corporation	ATLO	IA	1,301	63.4	11.3	1.2	10.1	3.3	51.9	1.0	1.3	226.4	154.9	14.8	NA	3.0
14	MBT Financial Corp.	MBTF	MI	1,279	54.9	10.5	0.6	5.9	3.2	74.9	1.5	2.2	122.5	91.0	16.3	NA	-
15	HF Financial Corp.	HFFC	SD	1,275	81.3	7.6	0.5	6.7	2.7	77.2	1.4	1.3	103.0	106.1	23.2	NA	3.1
16	First Citizens Banc Corp	FCZA	OH	1,215	94.4	6.0	0.8	8.6	3.7	73.1	1.4	1.6	79.5	111.0	12.1	9.4	1.9
17	Hawthorn Bancshares, Inc.	HWBK	MO	1,157	89.2	7.0	0.7	9.7	3.7	73.5	3.2	1.4	72.5	90.0	9.9	NA	1.4
18	Farmers National Banc Corp.	FMNB	OH	1,137	72.5	10.2	0.8	7.4	3.6	71.6	0.7	1.1	140.6	122.6	15.9	14.1	1.6
19	LCNB Corp.	LCNB	OH	1,108	73.9	8.4	0.9	8.0	3.7	65.6	0.6	0.4	137.0	150.1	14.0	12.3	4.4
20	Baylake Corp.	BYLK	WI	1,022	88.7	9.7	0.9	9.0	3.6	69.1	1.1	1.1	111.7	112.1	12.7	11.7	2.6
21	Southern Missouri Bancorp, Inc.	SMBC	MO	1,021	103.0	8.6	1.1	11.5	3.8	54.7	0.4	1.1	137.2	136.4	11.5	9.1	1.8
22	First Internet Bancorp	INBK	IN	971	96.5	9.5	0.5	4.6	2.6	78.4	0.5	0.8	72.1	78.3	16.9	11.0	1.5
23	HopFed Bancorp, Inc.	HFBC	KY	936	74.6	10.5	0.2	2.2	3.1	97.8	0.5	1.1	95.3	96.9	44.3	22.9	1.2
24	Landmark Bancorp, Inc.	LARK	KS	863	59.8	6.1	1.0	11.9	3.3	70.5	0.7	1.2	71.8	142.3	9.1	NA	3.5
25	Ohio Valley Banc Corp.	OVBC	OH	779	92.0	10.9	1.0	9.6	4.5	68.7	0.8	1.4	101.1	119.0	12.5	NA	3.4
	Average			1,337	87.0	10.0	1.0	10.0	3.4	70.5	1.2	1.3	181.4	130.4	15.7	14.5	2.1
	Median			1,301	88.7	9.1	0.9	9.6	3.4	71.6	1.0	1.3	140.6	122.6	13.2	12.9	1.8
	Community Bank Shares of Indiana, Inc.	CBIN	IN	889	92.7	8.0	1.0	13.6	4.3	66.6	1.3	1.1	150.5	137.9	11.0	NA	1.8

Source: SNL Financial. Excludes merger targets. Financial data as of or through the most recent quarter. Market data as of 2/2/15. Exchanges include NASDAQ, NYSE, and NYSE Mkt.
(1) NPAs / Assets exclude TDRs.

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